UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRUST FOR PROFESSIONAL MANAGERS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

September 23, 2024

Dear Shareholder:

The Board of Trustees of the Jensen Quality Mid Cap Fund*, Jensen Global Quality Growth Fund and Jensen Quality Growth ETF (each, a “Fund,” and collectively, the “Funds”), each a series of Trust for Professional Managers (the “Trust”), has scheduled a special joint meeting of shareholders to be held on November 1, 2024, at 10:00 a.m. Central time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the special joint meeting is to vote on important proposals affecting the Funds and you as a shareholder. This package contains information about the special meeting and the proposals, including a Notice of Special Joint Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a Proxy Card. Also included are instructions on how to vote.

Jensen Investment Management, Inc. (the “Adviser”) has served as the investment adviser to each Fund since its inception. It is anticipated that on or about March 1, 2025, Eric H. Schoenstein, Chief Investment Officer and Managing Director of the Adviser, will retire. Because Mr. Schoenstein beneficially owns greater than 25% of the outstanding shares of stock of the Adviser, and since Mr. Schoenstein’s shares will be redeemed by the Adviser upon his retirement, a change in control of the Adviser will occur under the Investment Company Act of 1940, as amended (“1940 Act”).

The Adviser’s new ownership structure will not result in any significant changes for existing shareholders of the Funds. However, under the federal securities laws, this change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger an automatic termination of the present investment advisory agreements between the Adviser and the Trust, on behalf of the Funds. Accordingly, new investment advisory agreements must be approved by the Funds’ shareholders. There are no material differences between the existing investment advisory agreements and the new investment advisory agreements other than their effective dates and term provisions. Additionally, the proposed approvals of the new investment advisory agreements will not result in an increase in the annual investment management fee paid by any Fund and is not expected to impact any Fund’s total expenses.

I am writing to ask for your prompt vote for the approval of new investment advisory agreements between the Trust, on behalf of the Funds, as applicable, and the Adviser, to enable the Adviser to continue serving as the investment adviser to the Funds. The proposals have been carefully reviewed by the Trust’s Board of Trustees. The Board of Trustees unanimously recommends that you vote FOR the proposals.

It is very important that we receive your vote before November 1, 2024. Voting is quick and easy. To cast your vote:

•INTERNET: Visit the website indicated on the enclosed Proxy Card(s). Enter the control number on the Proxy Card(s) and follow the instructions.

•PHONE: Call the toll-free number on the enclosed Proxy Card(s). Enter the control number on the Proxy Card(s) and follow the instructions.

•MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter. If you have any questions regarding the proxy or have questions on how to vote, please call our proxy solicitation partner, Okapi Partners LLC, toll-free at 844-343-2625. Representatives are available to take your call Monday through Friday 9:00 a.m. to 9:00 p.m., Eastern time.

Sincerely,

/s/ Robert D. McIver
Robert D. McIver
President
Jensen Investment Management, Inc.

* The Jensen Quality Value Fund will be renamed the “Jensen Quality Mid Cap Fund” effective on or about September 30, 2024 and as of the date of the special joint meeting of shareholders will be named the Jensen Quality Mid Cap Fund. Fund shareholders were notified of this change on or about August 1, 2024.

Jensen Quality Mid Cap Fund
Jensen Global Quality Growth Fund
Jensen Quality Growth ETF
Each, a series of Trust for Professional Managers

Important information to help you understand and vote on the proposals:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposals you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:	As of the record date, you were a shareholder of record of the Jensen Quality Mid Cap Fund*, the Jensen Global Quality Growth Fund and/or the Jensen Quality Growth ETF (each, a “Fund,” and collectively, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). The record date for the Jensen Quality Mid Cap Fund and the Jensen Global Quality Growth Fund is August 26, 2024 and the record date for the Jensen Quality Growth ETF is September 20, 2024. We are sending this document to you for your use in deciding whether to approve new investment advisory agreements between the Trust, on behalf of the Funds, as applicable, and Jensen Investment Management, Inc. (the “Adviser”), to allow the Adviser to continue to serve as the investment adviser for the Funds following the change in ownership of the Adviser. This document includes a Notice of Special Joint Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and a Proxy Card(s).

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on August 15, 2024, the Board approved the Adviser as the investment adviser to the Jensen Quality Mid Cap Fund and the Jensen Global Quality Growth Fund (the “Jensen Mutual Funds”) under a new Investment Advisory Agreement (the “New Mutual Funds Advisory Agreement”), subject to shareholder approval by shareholders of each Fund, voting separately, and the Board approved the Adviser as the investment adviser to the Jensen Quality Growth ETF (the “Jensen ETF”) under a new Investment Advisory Agreement (the “New ETF Advisory Agreement”) (together, the “New Advisory Agreements”), subject to shareholder approval by shareholders of the Jensen ETF. The New Advisory Agreements will be effective on or about March 1, 2025.

Question:	What am I being asked to vote on?

Q&A	1

Answer:	Depending on which of the Funds you are a shareholder of you are being asked to vote to approve the New Mutual Funds Advisory Agreement between the Adviser and the Trust, on behalf of the Jensen Mutual Funds and/or the New ETF Advisory Agreement between the Adviser and the Trust, on behalf of the Jensen ETF. The proposals relate to a change in the equity ownership of the Adviser. It is anticipated that on or about March 1,2025, Eric H. Schoenstein, Chief Investment Officer and Managing Director of the Adviser, will retire. Because Mr. Schoenstein beneficially owns greater than 25% of the outstanding shares of stock of the Adviser, and since Mr. Schoenstein’s shares will be redeemed by the Adviser upon his retirement (the “Transaction”), a change in control will occur under the 1940 Act. The change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger an automatic termination of each of the existing investment advisory agreements between the Trust, on behalf of the Funds and the Adviser, including the agreement dated as of February 28, 2018 and amended as of October 23, 2019 (the “Existing Mutual Funds Advisory Agreement”) and the agreement dated as of June 20, 2024 (the “Existing ETF Advisory Agreement”). Accordingly, the Funds need shareholder approval of the New Advisory Agreements to retain the Adviser as the Funds’ investment adviser.

Question:	What will happen if the Funds’ shareholders do not approve the New Mutual Funds Advisory Agreement and/or the New ETF Advisory Agreement?

Answer:	If the Funds’ shareholders do not approve the New Mutual Funds Advisory Agreement and/or the New ETF Advisory Agreement, then the Board will have to consider other alternatives for the Funds including, upon termination of the Existing Mutual Funds Advisory Agreement and the Existing ETF Advisory Agreement, entering into interim investment advisory agreements with the Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Funds would have 150 days to obtain shareholder approval of permanent agreements.

Question:	How will my approval of the proposals, as applicable, affect the management and operation of the Funds?

Answer:	The Funds’ investment strategies will not change as a result of the New Advisory Agreements. The Adviser’s investment teams will continue to manage the Funds. The number and value of your shares in the Funds will not change. The annual investment management fees for the Funds will not change. You will continue to receive uninterrupted investment management and shareholder services.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on November 1, 2024 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Q&A	2

Question:	How will my approval of the proposals, as applicable, affect the expenses of the Funds?

Answer:	The proposed approval of the New Mutual Funds Advisory Agreement and the New ETF Advisory Agreement will not result in an increase in the annual investment management fee paid by any Fund and will not impact any Fund’s total expenses.

Question:	What are the primary reasons for the approval of the Adviser as the investment adviser of the Funds?

Answer:	The Board weighed a number of factors in reaching its decision to approve the Adviser as the investment adviser for the Funds, including the history, reputation, qualifications and resources of the Adviser, and the fact that the Adviser’s investment teams will continue to manage the Funds. The Board also considered that, as a result of the proposals, each Fund’s annual investment management fee would not increase and that all costs incurred by the Funds as a result of this change in control would be borne by the Adviser, not the Funds’ shareholders.

In addition, for the Jensen Mutual Funds, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses of the Funds to the extent necessary to ensure that the Funds’ total annual operating expenses do not exceed the Funds’ current operating expense limitations disclosed in the Jensen Mutual Funds’ prospectus, dated as of September 30, 2023. The Adviser will enter into a new operating expense limitation agreement (the “New Operating Expense Limitation Agreement”) to waive advisory fees and/or reimburse expenses of the Jensen Mutual Funds with identical operating expense limitations as disclosed in the Funds’ prospectus for at least two years following the closing of the transaction. After two years, the Jensen Mutual Funds’ operating expenses may increase. Other than the effective date and the initial term of the agreement, the New Operating Expense Limitation Agreement is substantially identical to the Jensen Mutual Funds’ amended and restated operating expense limitation agreement dated February 28, 2018 and amended as of October 23, 2019. Other expected benefits include providing continuity in the portfolio management of the Funds, including retaining current personnel, maintaining current relationships with certain third-party vendors, and avoiding the costs of finding a new investment adviser.

For the Jensen ETF, the Adviser receives a unitary management fee and as a result the Adviser has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser.

Q&A	3

Question:	Are there any material differences between the Existing Mutual Funds Advisory Agreement and the proposed New Mutual Funds Advisory Agreement and the Existing ETF Advisory Agreement and the proposed New ETF Advisory Agreement?

Answer:	No. There are no material differences between the Existing Mutual Funds Advisory Agreement and the proposed New Mutual Funds Advisory Agreement and the Existing ETF Advisory Agreement and the proposed New ETF Advisory Agreement other than the effective dates and term provisions.

Question:	Has the Board approved the proposals and how does the Board recommend that I vote?

Answer:	Yes. The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined under the 1940 Act, has unanimously approved the proposals set forth herein and recommends that shareholders of the Funds also vote in favor of the proposals, as applicable.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:	The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:	Shareholders of record of the Funds as of the close of business on August 26, 2024 and September 20, 2024, (each, a “Record Date”), for the Jensen Mutual Funds and Jensen ETF, respectively, are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Funds at the close of business on the respective Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting, that is applicable to the Fund in which they hold shares. For the Jensen Mutual Funds, all classes of shares will vote together as one class.

Question:	How is a quorum for the Special Meeting established?

Q&A	4

Answer:	One-third of each Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum for the Fund at the Special Meeting. Abstentions will be counted as present for purposes of determining the existence of a quorum but will not be counted as shares voted with respect to a proposal or proposals. Since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to a Fund.

Question:	What vote is required?

Answer:	Each proposal to approve the New Mutual Funds Advisory Agreement with the Adviser and to approve the New ETF Advisory Agreement with the Adviser, requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

Each Fund will vote separately on the applicable proposal. It is possible that the proposal may be approved by shareholders of one Fund but not by shareholders of another. If that were the case, the Adviser expects that the shareholder meeting would be adjourned for the particular Fund to give more time to solicit shareholder votes in favor of the proposal that did not receive shareholder approval. Each proposal will be implemented with respect to the Funds that approved it. If shareholders of any Fund do not approve a proposal, the Board will consider other possible courses of action.

Question:	How do I vote my shares?

Answer:	You may provide your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Okapi Partners LLC, the Funds’ proxy solicitation agent, toll-free at 844-343-2625.

If you simply sign and date the Proxy Card(s) but do not indicate a specific vote, your shares will be voted FOR the proposal and will grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Q&A	5

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:	Whom should I call for additional information about this Proxy Statement or the Funds?

Answer:	If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners LLC, the Funds’ proxy solicitation agent, toll-free at 844-343-2625.

Please complete, sign and return the enclosed Proxy Card(s). You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card(s).

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

* The Jensen Quality Value Fund will be renamed the “Jensen Quality Mid Cap Fund” effective on or about September 30, 2024 and as of the date of the special joint meeting of shareholders will be named the Jensen Quality Mid Cap Fund. Fund shareholders were notified of this change on or about August 1, 2024.

Q&A	6

Jensen Quality Mid Cap Fund
Jensen Global Quality Growth Fund
Jensen Quality Growth ETF
Each, a series of Trust for Professional Managers

c/o U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
615 EAST MICHIGAN STREET, 2ND FLOOR
MILWAUKEE, WISCONSIN 53202

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
to be held on November 1, 2024

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special joint meeting (the “Special Meeting”) of the shareholders of the Jensen Quality Mid Cap Fund*, Jensen Global Quality Growth Fund and Jensen Quality Growth ETF (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on November 1, 2024, at 10:00 a.m. Central time for the purpose of considering the following proposals:

Proposal 1	For Shareholders of the Jensen Quality Mid Cap Fund and the Jensen Global Quality Growth Fund ONLY:
To approve an investment advisory agreement between Jensen Investment Management, Inc. (the “Adviser”) and the Trust, on behalf of each of the Jensen Quality Mid Cap Fund and the Jensen Global Quality Growth Fund.

Proposal 2	For Shareholders of the Jensen Quality Growth ETF ONLY:
To approve an investment advisory agreement between the Adviser and the Trust, on behalf of the Jensen Quality Growth ETF.

Proposal 3	For Shareholders of ALL Funds:
To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

The Board has unanimously approved each investment advisory agreement between the Adviser and the Trust, on behalf of the Funds. However, shareholder approval is required to proceed. The Board believes that the proposals are in the best interests of Fund shareholders and recommends that you vote in favor of the proposals, as applicable.

Shareholders of record at the close of business on August 26, 2024 for the Jensen Quality Mid Cap Fund and/or the Jensen Global Quality Growth Fund are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

Shareholders of record at the close of business on September 20, 2024 for the Jensen Quality Growth ETF are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

/s/ Jay S. Fitton
Jay S. Fitton, Secretary
Trust for Professional Managers
September 23, 2024

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

* The Jensen Quality Value Fund will be renamed the “Jensen Quality Mid Cap Fund” effective on or about September 30, 2024 and as of the date of the special joint meeting of shareholders will be named the Jensen Quality Mid Cap Fund. Fund shareholders were notified of this change on or about August 1, 2024.

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

Jensen Quality Mid Cap Fund
Jensen Global Quality Growth Fund
Jensen Quality Growth ETF

Each, a series of Trust for Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
844-343-2625

TO BE HELD ON NOVEMBER 1, 2024

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust) and its series, the Jensen Quality Mid Cap Fund* (the “Quality Mid Cap Fund”), Jensen Global Quality Growth Fund (the “Global Quality Growth Fund”) (together, the “Jensen Mutual Funds”) and Jensen Quality Growth ETF (the “Jensen ETF”) (each, a “Fund,” and collectively, the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on November 1, 2024, at 10:00 a.m., Central time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as August 26, 2024 for the Jensen Mutual Funds and September 20, 2024 for the Jensen ETF (each, a “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement, including the proxy card, is expected to be mailed to shareholders on or about September 23, 2024. The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL 1:    To approve an investment advisory agreement between Jensen Investment Management, Inc. and the Trust, on behalf of each of the Quality Mid Cap Fund and the Global Quality Growth Fund.

Shareholders of the Jensen Mutual Funds are being asked to approve a new investment advisory agreement (the “New Mutual Funds Advisory Agreement”) between Jensen Investment Management, Inc. (the “Adviser”) and the Trust, on behalf of the Jensen Mutual Funds.

PROPOSAL 2:    To approve an investment advisory agreement between Jensen Investment Management, Inc. and the Trust, on behalf of the Jensen ETF.

Shareholders of the Jensen ETF are being asked to approve a new investment advisory agreement (the “New ETF Advisory Agreement”) between the Adviser and the Trust, on behalf of the Jensen ETF.

PROPOSAL 3:    To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

Proxy Statement	1

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 1, 2024:

This Proxy Statement is not a form for voting and presents only an overview of the proxy materials, which contain important information. The Notice of Special Joint Meeting and Proxy Statement are available at www.OkapiVote.com/Jensen. To obtain directions to attend the Special Meeting, please call our proxy information line at 844-343-2625. For a free copy of the Funds’ latest annual and/or semi-annual report (as available), please call 800-992-4144 or visit the Funds’ website at www.jenseninvestment.com. For a free copy of the Funds’ Notice of Special Joint Meeting, Proxy Statement and form of proxy, call 844-343-2625 or visit the Funds’ website at www.jenseninvestment.com or write to a Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 no later than October 17, 2024. If you opt to call or mail a written request and your call or request is not received by that date, you may not otherwise receive a paper copy of the proxy materials.

* The Jensen Quality Value Fund will be renamed the “Jensen Quality Mid Cap Fund” effective on or about September 30, 2024 and as of the date of the special joint meeting of shareholders will be named the Jensen Quality Mid Cap Fund. Fund shareholders were notified of this change on or about August 1, 2024.

PROPOSAL 1 AND PROPOSAL 2

Background

The Board is recommending that shareholders of the Jensen Mutual Funds approve the New Mutual Funds Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser, and that the Jensen ETF shareholders approve the New ETF Advisory Agreement, between the Trust, on behalf of the Jensen ETF, and the Adviser, each of which, if approved, would become effective on or about March 1, 2025. On March 1, 2025, Eric H. Schoenstein, Chief Investment Officer and Managing Director of the Adviser, and a controlling person of the Adviser, will retire and the Adviser will redeem Mr. Schoenstein’s entire equity interest. The New Mutual Funds Advisory Agreement with the Adviser is identical to the Jensen Mutual Funds’ existing investment advisory agreement dated as of February 28, 2018 and amended as of October 23, 2019 (the “Existing Mutual Funds Advisory Agreement”) except for its effective date and term provisions. The New ETF Advisory Agreement with the Adviser is identical to the Jensen ETF’s existing investment advisory agreement dated as of June 20, 2024 (the “Existing ETF Advisory Agreement”) except for its effective date and term provisions. Copies of the New Mutual Funds Advisory Agreement and the New ETF Advisory Agreement (together, the “New Advisory Agreements”) are attached to this Proxy Statement as Exhibit A and Exhibit B, respectively.

As described in this Proxy Statement, the New Mutual Funds Advisory Agreement and the New ETF Advisory Agreement are necessary because the Existing Mutual Funds Advisory Agreement and the Existing ETF Advisory Agreement will each automatically terminate upon the change in control of the Adviser that will occur on or about March 1, 2025 when Mr. Schoenstein retires and the Adviser redeems Mr. Schoenstein’s entire equity interest.

The change in control of the Adviser is not expected to affect the management of the Funds, as the Funds have been managed by their respective investment teams since their inception. Following Mr.

Proxy Statement	2

Schoenstein’s retirement, each Fund will continue to be managed by the Adviser’s investment teams, comprised of: Kurt M. Havnaer, Adam D. Calamar and Tyra S. Pratt for the Quality Mid Cap Fund, Robert D. McIver, Allen T. Bond, Kevin J. Walkush and Jeffery D. Wilson for the Global Quality Growth Fund , and Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar for the Jensen ETF.

With the change in control of the Adviser and the resulting termination of the Existing Investment Advisory Agreements, the Board was required to take action to approve the necessary arrangements for the continued management of the Funds by the Adviser.

At a meeting of the Board held on August 15, 2024, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voted unanimously to approve each of the proposed New Mutual Funds Advisory Agreement and the New ETF Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve each of the proposed New Mutual Funds Advisory Agreement and the New ETF Advisory Agreement.

Accordingly, the Funds are seeking shareholder approval to retain the Adviser as their investment adviser following the expected change in control on or about March 1, 2025 (the “Transaction”). If the Funds’ shareholders do not approve the Adviser as the investment adviser for the Funds, then the Board will have to consider other alternatives for the Funds including, upon termination of the Existing Mutual Funds Advisory Agreement and the Existing ETF Advisory Agreement, entering into interim investment advisory agreements with the Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Funds would have 150 days to obtain shareholder approval of permanent agreements.

Legal Requirements in Approving the New Advisory Agreements

The form of the New Mutual Funds Advisory Agreement is attached hereto as Exhibit A and the form of the New ETF Advisory Agreement is attached hereto as Exhibit B. The terms of the New Mutual Funds Advisory Agreement and the New ETF Advisory Agreement are materially identical to the terms of the Existing Mutual Funds Advisory Agreement and the Existing ETF Advisory Agreement, respectively, with respect to services provided by the Adviser. The Existing Mutual Funds Advisory Agreement, dated as of February 28, 2018 and amended as of October 23, 2019, was submitted to shareholders of the Funds for approval on November 13, 2017, with respect to the Quality Mid Cap Fund and on April 15, 2020, with respect to the Global Quality Growth Fund. The Existing ETF Advisory Agreement, dated as of June 20, 2024, was submitted to shareholders of the Jensen ETF for approval on August 13, 2024.

The New Mutual Funds Advisory Agreement and the Existing Mutual Funds Advisory Agreement and the New ETF Advisory Agreement and the Existing ETF Advisory Agreement have identical fee structures. There are no material differences between either of the two new agreements compared to the two existing agreements, other than the effective dates and term provisions. The material terms of the New Mutual Funds Advisory Agreement and the Existing Mutual Funds Advisory Agreement and the New ETF Advisory Agreement and the Existing ETF Advisory Agreement are described below in the section titled “Summary of the New Advisory Agreements.”

The New Advisory Agreements will take effect with respect to the Funds upon shareholder approval and closing of the Transaction. If the Funds’ shareholders do not approve the New Advisory Agreements at the Special Meeting, or at an adjournment of the Special Meeting, the Board will have to

Proxy Statement	3

consider other alternatives and will make such arrangements for the Funds’ investments as it deems appropriate and in the best interests of the Funds, including, but not limited to, the liquidation of the Funds.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction, such as the proposed change in control of the Adviser, occurs, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

The first condition specifies that no “unfair burden” may be imposed on a Fund managed by the investment adviser as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings. In order to avoid an “unfair burden” on the Jensen Mutual Funds, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Quality Mid Cap Fund and Global Quality Growth Fund to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest (including interest incurred in connection with bank and custody overdrafts), acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Funds), tax expenses, dividends and interest expenses on short positions, brokerage commissions, merger or reorganization expenses and extraordinary expenses) do not exceed each Fund’s current expense limitation as disclosed in the Quality Mid Cap Fund and Global Quality Growth Fund’s prospectus dated September 30, 2023 (the “Expense Caps”) for a period of at least two years. The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Funds will continue for at least two years following the date of the Transaction, which is expected to occur on or about March 1, 2025, under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds. After two years, the Funds’ operating expenses may increase. The Adviser may request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were paid, subject to the Expense Caps, which includes fees waived or expenses paid for the benefit of the Funds prior to the Transaction, if such reimbursement will not cause a Fund to exceed the lesser of: (1) the Expense Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Cap in place at the time of the recoupment. Other than the effective date and the initial term of the agreement, the new operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement currently in place between the Trust, on behalf of the Quality Mid Cap Fund and Global Quality Growth Fund, and the Adviser dated as of February 28, 2018 and amended as of October 23, 2019. For the Jensen ETF, the Adviser receives a unitary management fee and therefor the Adviser pays all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser. The Jensen ETF’s unitary fee cannot be increased without shareholder approval.

The second condition specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Funds’ board of trustees must be Independent Trustees. The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

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Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time periods.

Compensation Paid to Jensen

Under the Existing Mutual Funds Advisory Agreement, the Adviser is entitled to receive a monthly management fee computed at an annual rate of 0.65%, and 0.75% of the Quality Mid Cap Fund and the Global Quality Growth Fund’s average daily net assets, respectively, in return for the services provided by the Adviser as investment adviser to the Funds (subject to the applicable Expense Caps). The management fee structure under the New Mutual Funds Advisory Agreement will be identical to the management fee structure under the Existing Mutual Funds Advisory Agreement. For the fiscal years ended May 31, 2024, 2023, and 2022, the Funds paid the Adviser investment management fees in the amounts shown below.

Quality Mid Cap Fund

Fiscal Year Ended	Management Fee	Management Fees Waived/Fund Expenses Reimbursed	Management Fee After Waiver/Expense Reimbursement
May 31, 2024	$1,216,282	($59,040)	$1,157,242
May 31, 2023	$1,212,026	($85,638)	$1,126,388
May 31, 2022	$1,152,774	($110,284)	$1,042,490

Global Quality Growth Fund

Fiscal Year Ended	Management Fee	Management Fees Waived/Fund Expenses Reimbursed	Management Fee After Waiver/Expense Reimbursement
May 31, 2024	$365,456	($131,328)	$234,128
May 31, 2023	$308,237	($147,282)	$160,955
May 31, 2022	$261,094	($138,503)	$122,591

For its services to the Jensen ETF, the Adviser receives a unitary management fee from the Fund, which is calculated daily and paid monthly by the Fund at an annual rate of 0.57% of the Fund’s average daily net assets. As of May 31, 2024, the Jensen ETF did not incur management fees, as the Fund had not commenced operations. Under the Existing ETF Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser. The unitary fee structure under the New ETF Advisory Agreement will be identical to the unitary fee structure under the Existing ETF Advisory Agreement.

In connection with the Existing Mutual Funds Advisory Agreement, the Adviser contractually agreed to Expense Caps that limit each Fund’s total annual operating expenses to 0.80% and 1.00% of average net assets of the Quality Mid Cap Fund and Global Quality Growth Fund, respectively. Additionally, in the event that a Fund’s operating expenses, as accrued each month, exceeded the Fund’s Expense Cap, the Adviser agreed to pay to the Fund, on a monthly basis, the excess expenses within 30

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days of notification that such payment was due. These Expense Caps will continue under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds, for at least two years. Other than the effective date and the initial term of the agreement, this operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement currently in place between the Trust, on behalf of the Funds, and the Adviser dated as of February 28, 2018 and amended as of October 23, 2019. After two years, the Funds’ operating expenses may increase.

Information about Jensen Investment Management, Inc.

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s principal office is located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623. As of August 31, 2024, the Adviser had approximately $12.1 billion of assets under management.

Jensen also serves as investment adviser to The Jensen Quality Growth Fund Inc., an open-end mutual fund which is currently offered in a separate prospectus.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

Name	Position / Principal Occupation
Eric H. Schoenstein	Vice President & Managing Director
Robert D. McIver	President & Managing Director
Allen T. Bond	Vice President & Managing Director
Shannon M. Contreras	Vice President, Treasurer, & Managing Director
Gabriel L. Goddard	Chief Compliance Officer, General Counsel, & Managing Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser.

	% of Voting Securities Held
Name	Before the Transaction	After the Transaction
Eric H. Schoenstein	33.06%	0%
Robert D. McIver	25.28%	37.76%

Summary of the New Advisory Agreements

Summary of the New Mutual Funds Advisory Agreement and the Existing Mutual Funds Advisory Agreement

A copy of the New Mutual Funds Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Mutual Funds Advisory Agreement have been included in this summary. The investment advisory services to be provided by the Adviser under the New Mutual Funds Advisory Agreement and the fee structure are identical to the services currently provided by the Adviser and the fee structure under the Existing Mutual Funds Advisory Agreement.

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Advisory Services. Both the New Mutual Funds Advisory Agreement and the Existing Mutual Funds Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Funds by taking on certain responsibilities, including the responsibility to: (i) furnish the Funds with advice and recommendations with respect to the investment of a Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of a Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one presentation annually before the Board.

Brokerage. Both the New Mutual Funds Advisory Agreement and the Existing Mutual Funds Advisory Agreement provide that, to the extent not delegated to a sub-adviser, the Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Board. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Mutual Funds Advisory Agreement and the Existing Mutual Funds Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Funds, the expenses of printing and distributing copies of the Funds’ prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders), to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing a Fund (unless such cost is otherwise allocated by the Board).

Each Fund is responsible for and has assumed the obligation for payment of all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including, but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily

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net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of a Fund’s shareholders and the Board that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees. Both the New Mutual Funds Advisory Agreement and Existing Mutual Funds Advisory Agreement contain an identical management fee structure based on each Fund’s average daily net assets.

Duration and Termination. The New Mutual Funds Advisory Agreement provides that the agreement will become effective on March 1, 2025, subject to each Fund receiving an affirmative vote of a majority of the outstanding voting securities of the Fund to approve the New Mutual Funds Advisory Agreement. Both the Existing Mutual Funds Advisory Agreement and the New Mutual Funds Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of a Fund and (ii) the vote of a majority of the Independent Trustees. Both the Existing Mutual Funds Advisory Agreement and the New Mutual Funds Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by a Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of a Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Mutual Funds Advisory Agreement and the Existing Mutual Funds Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Summary of the New ETF Advisory Agreement and the Existing ETF Advisory Agreement

A copy of the New ETF Advisory Agreement is attached hereto as Exhibit B. The following description is only a summary. However, all material terms of the New ETF Advisory Agreement have been included in this summary. The investment advisory services to be provided by the Adviser under the New ETF Advisory Agreement and the unitary fee structure are identical to the services currently provided by the Adviser and the unitary fee structure under the Existing ETF Advisory Agreement.

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Advisory Services. Both the New ETF Advisory Agreement and the Existing ETF Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Jensen ETF by taking on certain responsibilities, including the responsibility to: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for, and use of financial instruments by, the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) designate the identity, quantity and weighting of the securities and other instruments (and amount of cash, if any) to be accepted in exchange for creation units of the Fund or that will be applicable that day to redemption requests received by the Fund (which may differ) and such designations may be amended by the Adviser during the day: (iv) make recommendations with respect to the hiring, termination and replacement of each Sub-Adviser; (v) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Fund, and take other actions on behalf of the Fund; (vi) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (viii) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including participating at least annually in a meeting of the Board.

Brokerage. Both the New ETF Advisory Agreement and the Existing ETF Advisory Agreement provide that, to the extent not delegated to a sub-adviser, the Adviser shall be responsible for decisions to buy and sell securities for the Jensen ETF, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board and compliance with the Trust’s affiliated brokerage procedures. The Adviser’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Jensen ETF on a continuing basis. The price to the Jensen ETF in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New ETF Advisory Agreement and the Existing ETF Advisory Agreement, the Adviser agrees to pay all expenses incurred by the Jensen ETF except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the management fee paid to the Adviser pursuant to this Agreement. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Jensen ETF, except for Excluded Expenses, to one or more third parties, including but not limited to, a Sub-Adviser.

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Management Fees. Both the New ETF Advisory Agreement and Existing ETF Advisory Agreement contain an identical unitary management fee structure based on the Jensen ETF’s average daily net assets.

Duration and Termination. The New ETF Advisory Agreement provides that the agreement will become effective on March 1, 2025, subject to the Jensen ETF receiving an affirmative vote of a majority of the outstanding voting securities of the Fund to approve the New ETF Advisory Agreement. Both the Existing ETF Advisory Agreement and the New ETF Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees. Both the Existing ETF Advisory Agreement and the New ETF Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Jensen ETF (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New ETF Advisory Agreement and the Existing ETF Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Jensen ETF for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval - New Mutual Funds Advisory Agreement

In reaching its decision to recommend the approval of the New Mutual Funds Advisory Agreement, the Board, including a majority of the Independent Trustees, met in person at a meeting held on August 15, 2024, during which the Board reviewed materials related to the Adviser. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Funds. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by the Adviser since each Fund’s inception compared to the quality of services expected to be provided to the Funds with the Adviser as the investment adviser going forward; (2) the performance of the Funds; (3) the fact that there are no material differences between the terms of the New Mutual Funds Advisory Agreement and the terms of the Existing Mutual Funds Advisory Agreement; (4) the fact that the Adviser’s investment teams will continue to manage the Funds; (5) the fact that the fee structure under the New Mutual Funds Advisory Agreement will be identical to the fee structure under the Existing Mutual Funds Advisory Agreement and that the Adviser has agreed to maintain the Quality Mid Cap Fund and Global Quality Growth Fund’s current Expense Caps; and (6) other factors deemed relevant.

The Board also evaluated the New Mutual Funds Advisory Agreement in light of information they had requested and received from the Adviser prior to the August 15, 2024 meeting. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Mutual Funds Advisory Agreement and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

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Nature, Extent and Quality of Services Provided to the Funds. The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ operation by the Adviser’s staff. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of the Adviser’s investment teams subsequent to the retirement of Mr. Schoenstein, specifically Robert D. McIver, Allen T. Bond, Kevin J. Walkush and Jeffrey D. Wilson, the Global Quality Growth Fund’s portfolio managers, and Kurt M. Havnaer, Adam D. Calamar, and Tyra S. Pratt, the Quality Mid Cap Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser’s compliance program and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year the Adviser had participated in a Trust board meeting to discuss the Funds’ performance and outlook, along with the compliance efforts made by the Adviser, including reports provided by the Adviser in its role as the Funds’ valuation designee. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Funds. The Trustees discussed the performance of the Class I shares of the Global Quality Growth Fund and Quality Mid Cap Fund for the quarter, one-year, three-year, five year, ten-year and since inception periods ended March 31, 2024, as applicable. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class I shares of each Fund on both an absolute basis and in comparison to a benchmark index (the MSCI All Country World Index for the Jensen Global Quality Growth Fund and the Russell Midcap Total Return Index for the Jensen Quality Value Fund) and in comparison to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (a peer group of U.S. open-end global large-cap stock blend and global large-cap stock growth funds for the Global Quality Growth Fund and a peer group of U.S. open-end mid-cap blend funds for the Quality Mid Cap Fund) (each, a “Barrington Cohort”). The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as either Fund.

The Trustees noted the Quality Mid Cap Fund’s performance for Class I shares for the one-year period ended March 31, 2024 was below the Barrington Cohort average. The Trustees noted that the Quality Mid Cap Fund’s performance for Class I shares for the three-year, five-year and ten-year periods ended March 31, 2024 were above the Barrington Cohort average. The Trustees noted that for the three-year and five-year periods ended March 31, 2024, the Class I shares of the Quality Mid Cap Fund had outperformed the Russell Midcap Total Return Index. The Trustees noted that for the quarter, one-year, ten-year and since inception periods ended March 31, 2024, the Class I shares of the Quality Mid Cap Fund had underperformed the Russell Midcap Total Return Index.

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The Trustees noted the Global Quality Growth Fund’s performance for Class I shares for the one-year period ended March 31, 2024 was below the Barrington Cohort average. The Trustees noted the Jensen Global Quality Growth Fund’s performance for Class I shares for the three-year period ended March 31, 2024 was above the Barrington Cohort average. The Trustees noted that for the quarter, one-year and since inception periods ended March 31, 2024, the Class I shares of the Global Quality Growth Fund had underperformed the MSCI All Country World Index. The Trustees noted that for the three-year period ended March 31, 2024, the Class I shares of the Global Quality Growth Fund had outperformed the MSCI All Country World Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for each Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Costs of Service and Profits Realized by the Adviser. The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and Barrington Cohort comparisons. The Trustees considered the cost structure of each Fund relative to its Barrington Cohort, as well as any fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser and reviewed the Adviser’s financial information and noted that the Adviser has subsidized each Fund’s operations since the Fund’s inception. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Advisory Agreement, as well as the Funds’ brokerage practices. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the August 15, 2024 meeting at which the New Mutual Funds Advisory Agreement was formally considered, as well as the reports prepared by the Adviser over the course of the year.

The Trustees noted that the Quality Mid Cap Fund’s contractual management fee of 0.65% was below the Barrington Cohort average of 0.72%. The Trustees noted that the Quality Mid Cap Fund was operating above its expense cap of 0.80% for Class I shares. The Trustees observed that the Quality Mid Cap Fund’s total expense ratio (net of fee waivers and expense reimbursements and including shareholder servicing plan fees of 0.02%) of 0.82% for Class I shares was below the Barrington Cohort average of 1.00%.

The Trustees noted that the Global Quality Growth Fund’s contractual management fee of 0.75% was below the Barrington Cohort average of 0.82%. The Trustees noted that the Global Quality Growth Fund was operating above its expense cap of 1.00% for Class I shares. The Trustees observed that the Quality Growth Fund’s total expense ratio (net of fee waivers and expense reimbursements and including shareholder servicing plan fees of 0.02%) of 1.02% for Class I shares was above the Barrington Cohort average of 0.94%.

The Trustees then noted the New Mutual Funds Advisory Agreement contained the identical fee structure as the Existing Mutual Funds Advisory Agreement. The Trustees further noted the Adviser had agreed to waiver advisory fees and/or reimburse expenses of the Funds for at least two year after the

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effective date of the New Mutual Funds Advisory Agreement under a new operating expense limitation agreement between the Adviser and the trust, on behalf of each Fund.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that neither Fund was currently profitable to the Adviser after reflecting marketing and distribution expenses, but the Adviser maintained adequate profit levels to support the services to each Fund from the revenues of its overall investment advisory business, despite its subsidies to support each Fund’s operations.

Extent of Economies of Scale as the Funds Grow. The Trustees compared each Fund’s expenses relative to its Barrington Cohort and discussed realized and potential economies of scale. The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers, expense reimbursements and potential recoupments by the Adviser with respect to each Fund. The Trustees noted that each Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structures, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and each Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Funds. The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage practices of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Funds.

Conclusions. The Trustees considered all of the foregoing factors. No single factor was determinative in the Board’s decision to approve the New Mutual Funds Advisory Agreement for the Jensen Mutual Funds, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Mutual Funds Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable, and approval of the New Mutual Funds Advisory Agreement would be in the best interest of each Jensen Mutual Fund and its shareholders.

Board Recommendation of Approval – New ETF Advisory Agreement

In reaching its decision to recommend the approval of the New ETF Advisory Agreement, the Board, including a majority of the Independent Trustees, met in person at meetings held on June 20, 2024 and August 15, 2024, during which the Board reviewed materials related to the Adviser. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Jensen ETF. The Board also considered other matters, including, but not limited to the following: (1) the quality of services to be provided to the Jensen ETF by the Adviser; (2) the performance of The Jensen Quality Growth Fund Inc. (“Jensen Mutual Fund”) as the Jensen ETF is based

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upon and using the investment strategy of the Jensen Mutual Fund; (3) the fact that there are no material differences between the terms of the New ETF Advisory Agreement and the terms of the Existing ETF Advisory Agreement; (4) the fact that the Adviser’s investment team will continue to manage the Jensen ETF; (5) the fact that the unitary fee structure under the New ETF Advisory Agreement will be identical to the unitary fee structure under the Existing ETF Advisory Agreement; and (6) other factors deemed relevant.

Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New ETF Advisory Agreement and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Jensen ETF and the amount of time to be devoted by the Adviser’s staff to the Jensen ETF’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Jensen ETF, as well as the qualifications, experience and responsibilities of the Adviser’s investment team subsequent to the retirement of Mr. Schoenstein, specifically Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar, who will serve as co-portfolio managers for the Jensen ETF and other key personnel at the Adviser involved in the day-to-day activities of the Jensen ETF. The Trustees reviewed information provided by the Adviser in due diligence questionnaires, including the structure of the Adviser’s compliance program and discussed the Adviser’s commitment to the growth of assets for the Jensen ETF. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees discussed the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition, as well as the implementation and operational effectiveness of the Adviser’s business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New ETF Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Jensen ETF, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Funds. In assessing the portfolio management services to be provided by the Adviser, the Trustees considered the investment management experience of Messrs. McIver, Havnaer, Bond, Walkush, and Calamar, who serve as co-portfolio managers for the Jensen ETF. Because the Jensen ETF had only recently commenced operations it did not have its own performance history. However the Trustees considered the historical performance of the Jensen Mutual Fund, an Oregon corporation and a separate registered investment company operating as an open-end mutual fund and managed by the Adviser utilizing the same or similar investment strategies as that to be employed for the Jensen ETF. The Trustees compared the performance of the Class I shares of the Jensen Mutual Fund to the S&P 500 Index for the quarter, one-year, three-year, five-year and 10-year periods ended March 31, 2024. The Trustees also noted the performance of other accounts managed by the Adviser with the same or similar investment strategies as that to be employed for the Jensen ETF. After considering all of the information, the Trustees determined that the Jensen ETF and its shareholders were likely to benefit from the Adviser’s continued management.

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Costs of Service and Profits Realized by the Adviser. The Trustees considered the cost of services and the structure of the Adviser’s management fee, including a review of the expense analyses and other pertinent material with respect to the Jensen ETF. The Trustees took into consideration that the management fee was a “unitary management fee” whereby the Adviser agrees to pay all expenses incurred by the Jensen ETF, except the unitary management fee payable to the Adviser and certain other costs of the Jensen ETF, specifically interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and any Rule 12b‑1 plan fees. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees also considered the cost structure of the Jensen ETF relative to a peer group of funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Partners through its cohort selection process (a peer group of U.S. large blend exchange-traded funds) (the “Barrington Cohort”)).

The Trustees noted that the Jensen ETF’s proposed contractual management fee of 0.57% was slightly below the Barrington Cohort average of 0.58%. The Trustees further noted that the Jensen ETF’s proposed unitary fee structure will limit the Fund’s total annual fund operating expenses to 0.57% of the Jensen ETF’s average annual assets and was lower than the Barrington Cohort average of 0.62%.

The Trustees then noted the New ETF Advisory Agreement contained the identical unitary fee structure as the Existing ETF Advisory Agreement and that the New ETF Advisory Agreement would remain in effect for at least two years after its effective date.

The Trustees also considered the overall profitability that may result from the Adviser’s management of the Jensen ETF and reviewed the Adviser’s financial information. The Trustees also examined the level of profits that could be realized by the Adviser from the fees payable under the New ETF Advisory Agreement anticipated by the Adviser.

The Trustees concluded that the estimated expenses and the unitary management fee to be paid to the Adviser were fair and reasonable in light of the comparative expense and management fee information and the investment management services to be provided to the Jensen ETF by the Adviser. The Trustees further concluded, based on a pro forma profitability analysis prepared by the Adviser, that the Adviser did not anticipate that the Jensen ETF would be profitable to the Adviser during the first twelve months of operation, but the Adviser maintained adequate profit levels to support its services to the Jensen ETF.

Extent of Economies of Scale as the Jensen ETF Grows. The Trustees compared the Jensen ETF’s estimated expenses relative to its Barrington Cohort and discussed economies of scale. With respect to the Jensen ETF, the Trustees noted that the Jensen ETF’s unitary management fee structure did not contain any breakpoint reductions as the Jensen ETF’s assets grow in size, but that the feasibility of incorporating breakpoints would be reviewed on a regular basis. With respect to the Adviser’s fee structure, the Trustees concluded that the potential economies of scale with respect to the Jensen ETF was acceptable.

Benefits Derived from the Relationship with the Jensen ETF. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Jensen ETF. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the

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ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Jensen ETF.

Conclusions. No single factor was determinative in the Board’s decision to approve the New ETF Advisory Agreement for the Jensen ETF, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New ETF Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable, and approval of the New ETF Advisory Agreement would be in the best interest of the Jensen ETF and its shareholders.

Based on all of the foregoing, the Trustees recommend that shareholders of the Funds vote FOR the approval of the New Mutual Funds Advisory Agreement and New ETF Advisory Agreement, as applicable.

Additional Information

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of each Fund at the close of business on the Record Date (August 26, 2024 for the Jensen Mutual Funds and September 20, 2024 for the Jensen ETF) will be entitled to be present and vote at the Special Meeting. As of the respective Record Dates, the Funds had the following shares outstanding and entitled to vote:

Fund	Number of Shares Outstanding and Entitled to Vote
Quality Mid Cap Fund
Class I Shares	4,999,950.275
Class J Shares	1,572,616.597
Class Y Shares	3,822,020.455
Global Quality Growth Fund
Class I Shares	177,434.794
Class J Shares	153,378.750
Class Y Shares	3,181,429.827
Jensen ETF	650,000.000

Management Ownership

As of December 31, 2023, the following Trustee beneficially owned shares of certain series of the Trust as follows. No other Trustee or Officer of the Trust beneficially owned shares of the Funds or any other series of the Trust.

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Trustee	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares of Series of the Trust
Lisa Zúñiga Ramírez	None	Over $100,000

Furthermore, as of December 31, 2023, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Distributor, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of August 26, 2024 for the Jensen Mutual Funds and September 20, 2024 for the Jensen ETF, no person was a control person of the Funds, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of the outstanding shares of each class of the Funds.

As of August 26, 2024, the following shareholders were considered to be a principal shareholder of the Jensen Mutual Funds:

Jensen Quality Mid Cap Fund - Class J Shares
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	717,133.537	45.60%	Record
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	482,966.460	30.71%	Record

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Jensen Quality Mid Cap Fund - Class J Shares
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue MSC MO3970 St. Louis, MO 63103-2287	N/A	N/A	112,770.987	7.17%	Record

Jensen Quality Mid Cap Fund - Class I Shares
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Raymond James Omnibus for Mutual Funds 880 Carillion Parkway St. Petersburg, FL 33716-1100	N/A	N/A	2,499,551.342	50.00%	Record
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	913,458.093	18.27%	Record
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	806,498.988	16.13%	Record

Jensen Quality Mid Cap Fund - Class Y Shares
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	3,041,656.670	79.59%	Record
Hubbard Qualified Trust Tamara Groat & Edward Burger & Joan Hubbard Trustees U/A 12/10/2021 c/o Jensen Investment Management, Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623	N/A	N/A	486,671.022	12.74%	Beneficial

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Jensen Global Quality Growth Fund - Class J Shares
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Wells Fargo Clearing Services LLC 1 North Jefferson Avenue MSC MO3970 St. Louis, MO 63103-2287	N/A	N/A	103,006.516	67.16%	Record
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	23,908.142	15.59%	Record
Eric H. Schoenstein & Kelly K. Douglas JTWROS c/o Jensen Investment Management, Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623	N/A	N/A	20,289.015	13.23%	Beneficial

Jensen Global Quality Growth Fund - Class I Shares
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	156,039.366	87.94%	Record
Eric H. Schoenstein & Kelly K. Douglas JTWROS c/o Jensen Investment Management, Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035-3623	N/A	N/A	20,483.018	11.54%	Beneficial

Jensen Global Quality Growth Fund - Class Y Shares
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	2,867,625.404	90.14%	Record

As of September 20, 2024, the following shareholders were considered to be a principal shareholder of

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the Jensen ETF:

Jensen ETF
Name and Address	Parent Company	Jurisdiction	Total Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	N/A	N/A	537,074.000	82.63%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	59,013.000	9.08%	Record
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	N/A	51,788.000	7.97%	Record

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of Fund shares. Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Funds’ “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares”, a description of which is included in the Funds’ Statement of Additional Information dated September 30, 2023 for the Quality Mid Cap Fund and the Global Quality Growth Fund, and August 13, 2024 for the Jensen ETF. The Funds do not execute portfolio transactions through affiliated brokers.

PROPOSAL 3

The purpose of Proposal 3 is to authorize the holder of proxies solicited under this Proxy Statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum.

GENERAL INFORMATION

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about September 23, 2024. Supplementary solicitations may be made by mail, telephone, electronic means or personal interview by representatives of the Funds. If the Funds do not receive your proxy by a certain time, you may receive a telephone call

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from the Adviser, Trust officers, employees, agents or Okapi Partners LLC, a private proxy services firm asking you to vote. The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Jay S. Fitton, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Mutual Funds Advisory Agreement or New ETF Advisory Agreement, as applicable, which means they will have the effect of a vote against this proposal. Because the proposals on the agenda are non-discretionary, the Funds do not expect to receive broker non-votes.

All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the Proposals, as applicable. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Mutual Funds Advisory Agreement or New ETF Advisory Agreement, which means they will have the effect of a vote against the proposals.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser. The range of the total estimated cost of the solicitation is approximately $18,000 - $25,000.

Quorum Required

A quorum for a Fund is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting with respect to the Fund.

Adjournment

If a quorum is not present at the Special Meeting with respect to a Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will

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require the affirmative vote of a majority of the shares of a Fund present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the proposed adjournment.

Record Date

Shareholders of record of a Fund at the close of business on August 26, 2024 for the Jensen Mutual Funds and September 20, 2024 for the Jensen ETF will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed above, to the knowledge of the Funds, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of a Fund as of August 26, 2024 for the Jensen Mutual Funds and September 20, 2024 for the Jensen ETF. Each whole share of a Fund you hold as of the close of business on the respective Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Vote Required

Proposals 1 and 2: Approval of the proposal to approve the New Mutual Funds Advisory Agreement and approval of the proposal to approve the New ETF Advisory Agreement to retain the Adviser as the investment adviser for the Funds requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of each Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of each Fund entitled to vote thereon.

Each Fund will vote separately on the applicable proposal. It is possible that the proposal may be approved by shareholders of one Fund but not by shareholders of another. If that were the case, the Adviser expects that the shareholder meeting would be adjourned for the particular Fund to give more time to solicit shareholder votes in favor of the proposal that did not receive shareholder approval. Each proposal will be implemented with respect to the Funds that approved it. If shareholders of any Fund do not approve a proposal, the Board will consider other possible courses of action.

Proposal 3: The approval of any adjournment(s) of the Special Meeting requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Service Providers

The Funds’ investment adviser is Jensen Investment Management, Inc., located at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035-3623. The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ custodian. Quasar Distributors, LLC, an affiliate of Foreside Financial Group LLC d/b/a ACA Group, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor and principal underwriter to the Quality Mid Cap Fund and Global Quality Growth Fund. Foreside Fund Services, LLC an affiliate of Foreside Financial Group LLC d/b/a ACA Group, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor and principal underwriter to the Jensen ETF.

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Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials, please call 844-343-2625 or write to the Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

REPRESENTATIONS

If Fund shareholders approve the New Advisory Agreements, the New Advisory Agreements will not take effect until the change in control date on or about March 1, 2025.

The Trust will not execute the New Advisory Agreements if there is a change in control of the Adviser other than the one specifically described in this Proxy Statement, or other event that would cause the New Advisory Agreements to terminate pursuant to the 1940 Act, if already executed.

If shareholders do not approve the proposals at the Special Meeting, if after adjournments, the proposals do not pass, the Board may maintain the existing advisory agreements after the Transaction date in reliance on Rule 15a-4 of the 1940 Act until a decision has been made to seek shareholder votes again, liquidate the Funds or seek other alternatives.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received a reasonable time before the Funds begin to print and send their proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

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NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

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EXHIBIT A

TRUST FOR PROFESSIONAL MANAGERS
INVESTMENT ADVISORY AGREEMENT
with
JENSEN INVESTMENT MANAGEMENT, INC.
THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the 1st day of March, 2025, by and between Trust for Professional Managers (hereinafter called the “Trust”), on behalf of the series of the Trust as listed in Schedule A attached hereto (the “Funds”), and Jensen Investment Management, Inc. (hereinafter called the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Funds and shall supervise investments of each Fund on behalf of the respective Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund’s and the Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, as amended from time to time; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and

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restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for each Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for each Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for each Fund, and take other actions on behalf of each Fund; (iv) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board of Trustees may reasonably request, including at least one in-person presentation annually before the Board of Trustees.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer by the Board of Trustees. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused each Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to each Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of each Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event,

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allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the services to be rendered by the Adviser to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) each Fund’s organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to each Fund, (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing any Fund (unless such cost is otherwise allocated by the Board of Trustees). Pursuant to Subparagraph 6(e), below, the Adviser may be responsible for paying certain fees to financial intermediaries. If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of a specific Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

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(b) The Funds are each responsible for and have assumed the obligation for payment of all of their respective expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by a Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Funds which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily absorb certain of each Fund’s expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Funds as set forth herein, the Funds shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Funds are obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund(s) an amount not to exceed the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e) Other than any Rule 12b-1 distribution or shareholder servicing fees payable under a plan or plans approved by the Board of Trustees, the Adviser may not cause a Fund to pay fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing (collectively, “sub-TA” services) or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees. Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions. Any fees for sub-TA services or distribution services provided to the Fund payable to financial intermediaries that are above any limits set by the Board of Trustees shall be the responsibility of the Adviser.

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7. MANAGEMENT FEE.

(a) The Funds shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Funds pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Funds and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to the Funds.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its management fees or payment of expenses which are each Fund’s obligation are subject to reimbursement by the respective Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the respective Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the respective Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval. Such reimbursement may not be paid prior to each Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than

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the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use the Funds’ assets in connection with any borrowing not directly for the Funds’ benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS. The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Funds as a result of any improper investment made by the Adviser.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Funds may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

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(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Funds under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TERM.

(a) This Agreement shall become effective with respect to the Funds on the date set forth above, provided that it shall have been approved by the Trust's Board and by the shareholders of each Fund in accordance with the requirements of the Investment Company Act, and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Funds at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Funds and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

(b) The Funds may use the name “Jensen Quality Mid Cap Fund”, OR “Jensen Global Quality Growth Fund”, respectively, or any name derived from or using the name “Jensen Investment Management” or “Jensen” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund(s) shall cease to use such a name or any other name connected with the Adviser.

(c) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

14. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to a Fund. In the event of a termination, the Adviser shall cooperate in the

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orderly transfer of a Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of a Fund maintained by the Adviser on behalf of a Fund.
(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

15. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

17. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Funds that the Adviser reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.

18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law,

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regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSIONAL MANAGERS on behalf its series listed on Schedule A	JENSEN INVESTMENT MANAGEMENT, INC.

By: [...]	By: [...]
Name: [...]	Name: [...]
Title: [...]	Title: [...]

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SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
Jensen Quality Mid Cap Fund	0.65%
Jensen Global Quality Growth Fund	0.75%

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EXHIBIT B

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

with

JENSEN INVESTMENT MANAGEMENT, INC.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of the 1st day of March, 2025, by and between Trust for Professional Managers, a Delaware statutory trust (the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (the “Fund”), and Jensen Investment Management, Inc. (the “Adviser”), a Oregon corporation.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”), including in the form of creation units, in separate series, with such series representing the interests in a separate portfolio of securities and other assets; and

WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of providing investment advisory services; and

WHEREAS, the Trust desires to retain the Adviser to render investment advice and advisory services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related advisory services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objective(s),

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policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation: the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”) and Amended and Restated By-Laws (“By-Laws”), each as amended from time to time; the Fund’s current prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere, in all material respects, to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law. Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser (each, a “Sub-Adviser”), which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the Sub-Adviser shall furnish the services specified therein to the Adviser or the Fund. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a Sub-Adviser.

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for, and use of financial instruments by, the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees; (iii) designate the identity, quantity and weighting of the securities and other instruments (and amount of cash, if any) to be accepted in exchange for creation units of the Fund or that will be applicable that day to redemption requests received by the Fund (which may differ) and such designations may be amended by the Adviser during the day: (iv) make recommendations with respect to the hiring, termination and replacement of each Sub-Adviser; (v) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Fund, and take other actions on behalf of the Fund; (vi) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (vii) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (viii) render to the Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board of Trustees may reasonably request, including at least one presentation annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate or pursue litigation on behalf of the Fund.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees and compliance with the Trust’s affiliated brokerage procedures. The Adviser’s primary consideration in effecting a securities transaction will be best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

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Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall use its best judgment and efforts in rendering the investment advice and related advisory services to the Fund as contemplated by this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in material conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d) None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the Investment Company Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the Investment Company Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

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5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act (collectively, “Excluded Expenses”), and the management fee paid to the Adviser pursuant to this Agreement. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Fund, except for Excluded Expenses, to one or more third parties, including but not limited to, a Sub-Adviser.

7. MANAGEMENT FEE.

(a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund pursuant to this Agreement, a management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial payment of the management fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth in this subsection. If this Agreement is terminated prior to the end of any month, the management fee to the Adviser shall be prorated for the portion of such month during which this Agreement is in effect and shall be payable within ten (10) days after the date of termination. Any prorated fee to the Adviser shall be calculated based on the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund.

(e) The Adviser may voluntarily or contractually waive all or a portion of the management fee payable to the Adviser hereunder.

8. NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund

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for a period of more than thirty (30) days shall constitute a borrowing. Any borrowing on behalf of the Fund must be approved in advance by the Board of Trustees and made in accordance with the requirements of the Investment Company Act and the Investment Policies.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator and Chief Compliance Officer as shall be reasonably necessary to permit the administrator and Chief Compliance Officer to satisfy their respective obligations to the Fund and respond to the reasonable requests of the Board of Trustees. The Adviser agrees to promptly notify the Trust of any material violations of its compliance policies that affect the Trust or the Fund. The Adviser shall provide such information as may reasonably be requested by the Board of Trustees under Section 15(c) of the Investment Company Act in connection with the Trustees’ annual consideration of this Agreement.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust relevant to the Adviser’s services to the Fund. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase,

Proxy Statement	B-5

holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Adviser shall not consult with any non-affiliated investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

14. TERM. This Agreement shall become effective with respect to the Fund on the date set forth above, provided that it shall have been approved by the Trust's Board and by the shareholders of the Fund in accordance with the requirements of the Investment Company Act, and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof (the “Independent Trustees”), cast in person (or in another manner permitted by the Investment Company Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

Proxy Statement	B-6

15. RIGHT TO USE NAME.

(a) The Adviser warrants that the Fund’s name is not deceptive or misleading. Any concern regarding copyright, trademark, or patent infringement with respect to the portion of the name used by the Fund derived from the Adviser’s and/or any Sub-Adviser’s name shall be resolved by the Adviser. The Adviser shall at all times have all rights in and to the portion of the Fund’s name, as listed on Schedule A hereto, or any name derived from using the name “Jensen Investment Management, Inc.” The Fund shall have a license to use, but have no other rights in or to, the name “Jensen Investment Management, Inc.,” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Adviser.

(b) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act and rules and regulations thereunder.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering

Proxy Statement	B-7

Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust and/or the Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

23. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein. No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the Investment Company Act (currently, by the vote of a majority of the outstanding voting securities of the Fund unless such shareholder approval would not be required under applicable interpretations by the staff of the SEC, and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval). This Agreement shall apply with respect to the series identified in Schedule A, as it may be modified from time to time and shall not affect any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

Proxy Statement	B-8

TRUST FOR PROFESSIONAL MANAGERS on behalf its series listed on Schedule A	JENSEN INVESTMENT MANAGEMENT, INC.

By: [...]	By: [...]
Name: [...]	Name: [...]
Title: [...]	Title: [...]

Proxy Statement	B-9

SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
Jensen Quality Growth ETF	0.57%

Proxy Statement	B-10

PROXY	PROXY

TRUST FOR PROFESSIONAL MANAGERS
SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2024
615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202

Jensen Quality Mid Cap Fund
Jensen Global Quality Growth Fund

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Funds (each a “Fund”, and together, the “Funds”) hereby appoints Jennifer A. Lima and Shannon L. Coyle, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of each Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 1, 2024 at 10:00 a.m., Central Time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

__________________________________________
Signature(s) (Title (s), if applicable)
_______________________________________________
_______________________________________________
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:
1.By Phone: Call Okapi Partners toll-free at: (844) 343-2625 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR
2.By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/JENSEN2024 and follow the simple on-screen instructions.
OR
3.By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
November 1, 2024

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSALS

INSTRUCTIONS:    TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS SHOWN HERE:

		FOR	AGAINST	ABSTAIN

1.	To approve an investment advisory agreement between Jensen Investment Management, Inc. and the Trust, on behalf of each of the Jensen Quality Mid Cap Fund and the Jensen Global Quality Growth Fund.	☐	☐	☐

3.	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to investments in more than one Fund.
PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2024

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/JENSEN

PROXY	PROXY

TRUST FOR PROFESSIONAL MANAGERS
SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2024
615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202

Jensen Quality Growth ETF

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Jennifer A. Lima and Shannon L. Coyle, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 1, 2024 at 10:00 a.m., Central Time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:
SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

__________________________________________
Signature(s) (Title (s), if applicable)
_______________________________________________
_______________________________________________
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE
CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:
1.By Phone: Call Okapi Partners toll-free at: (844) 343-2625 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST).

OR
2.By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/JENSEN2024 and follow the simple on-screen instructions.
OR
3.By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
November 1, 2024

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSALS

INSTRUCTIONS:    TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS SHOWN HERE:

		FOR	AGAINST	ABSTAIN

2.	To approve an investment advisory agreement between Jensen Investment Management, Inc. and the Trust, on behalf of the Jensen Quality Growth ETF.	☐	☐	☐

3.	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to investments in more than one Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 1, 2024

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/JENSEN